UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 22, 2025

HUDSON ACQUISITION I CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-41532	86-2712843
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

31 Hudson Yards, Office 51
New York, NY	10001
(Address of principal executive offices)	(Zip Code)

(347) 410 4710

(Registrant’s telephone number, including area code)

Not Applicable

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Common Stock and one Right	HUDA U	The Nasdaq Stock Market LLC
Shares of Common Stock, par value $0.0001 per share	HUDA	The Nasdaq Stock Market LLC
Rights, each to receive one-fifth (1/5) of a share of Common Stock	HUDA R	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry Into A Material Definitive Agreement.

As previously disclosed in the Current Report on Form 8-K filed by Hudson Acquisition I Corp., a Delaware corporation (“HUDA”), on November 29, 2024, HUDA is a party to that certain Business Combination Agreement (as amended, restated or otherwise modified from time to time, the “BCA”) with EUROEV Holdings Limited, a British Virgin Islands business company (“EuroEV”), Aiways Merger Sub, Inc., a Delaware corporation and wholly-owned subsidiary of EuroEV, Aiways Automobile Europe GmbH, a German limited liability company (the “Company”), and Aiways Tech Limited, a Hong Kong company (the “Signing Seller”).

On March 25, 2025, HUDA, EuroEV, the Company and the Signing Seller entered into Amendment to Business Combination Agreement (the “BCA Amendment”), pursuant to which the parties agreed to amend the BCA to (i) remove the covenant by HUDA to use its efforts to amend its Rights Agreement, dated as of October 14, 2022 (the “Rights Agreement”) by and between HUDA and Continental Stock Transfer & Trust Company to change the number of HUDA shares that each right of HUDA would convert into at the closing of HUDA’s initial business combination from 1/5th of a HUDA share to 1/50th of a HUDA share, and accordingly, any such efforts to amend the Rights Agreement will be abandoned by HUDA and each right of HUDA will convert into 1/5th of a HUDA share at the closing of HUDA’s initial business combination, and (ii) extend the outside date on which either HUDA or the Company can terminate the BCA from April 18, 2025 to July 18, 2025.

The foregoing description of the BCA Amendment is qualified in its entirety by reference to the full text of the BCA Amendment, a copy of which is filed as Exhibit 2.1 hereto and is incorporated herein by reference.

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On January 22, 2025, HUDA received written notice (the “Notice Letter”) from the Nasdaq Hearings Panel (the “Panel”) indicating that the Panel had determined to delist HUDA’s securities from The Nasdaq Stock Market LLC (“Nasdaq”) and that trading in HUDA’s securities would be suspended at the open of trading on January 24, 2025 due to HUDA’s failure to timely satisfy the terms of the Panel’s September 27, 2024 decision (the “Decision”). Pursuant to the terms of the Decision, amongst other things, HUDA was required to close its initial business combination with an operating entity and the combined entity was required to evidence compliance with the criteria for initial listing on Nasdaq, including the applicable holders requirements, publicly held shares requirements, market value of listed securities requirements and market value of publicly held shares requirements, by January 20, 2025. On January 21, 2025, HUDA notified the Panel that it was not be able to close its initial business combination by the Panel’s January 20, 2025 deadline. Accordingly, the Panel has determined to delist HUDA’s securities from Nasdaq as set forth in the Notice Letter.1

Nasdaq will complete the delisting by filing a Notification of Removal from Listing and/or Registration under Section 12(b) of the Securities and Exchange Act of 1934 on Form 25 with the Securities and Exchange Commission (the “SEC”) after the applicable Nasdaq review and appeal periods have lapsed.

[1]	NOTE TO DRAFT: WHY IS THIS ONLY BE DISCLOSED NOW? THIS SHOULD HAVE BEEN DISCLOSED IN JANUARY.

Forward-Looking Statements

This Current Report on Form 8-K contains certain statements that are not historical facts and are forward-looking statements within the meaning of the federal securities laws with respect to the proposed business combination among HUDA, the Company and EuroEV (the “Business Combination”), including without limitation statements regarding the anticipated benefits of the proposed Business Combination, the anticipated timing of the proposed Business Combination, the implied enterprise value, future financial condition and performance of the Company and EuroEV after the closing of the proposed Business Combination and expected financial impacts of the proposed Business Combination, the satisfaction of closing conditions to the proposed Business Combination, the level of redemptions of HUDA’s public stockholders and the products and markets and expected future performance and market opportunities of the Company and EuroEV. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “think,” “strategy,” “future,” “opportunity,” “potential,” “plan,” “seeks,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties.

These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many factors could cause actual future events to differ materially from the forward-looking statements in this communication, including but not limited to: (i) the risk that the proposed Business Combination may not be completed in a timely manner or at all, which may adversely affect the price of HUDA’s securities; (ii) the risk that the proposed Business Combination may not be completed by HUDA’s business combination deadline; (iii) the failure to satisfy the conditions to the consummation of the proposed Business Combination, including the approval of the Business Combination Agreement by the stockholders of HUDA and shareholders of the Company, the satisfaction of the closing requirements and the receipt of certain governmental, regulatory and third party approvals; (iv) the occurrence of any event, change or other circumstance that could give rise to the termination of the Business Combination Agreement; (v) redemptions exceeding anticipated levels; (vi) the failure to meet Nasdaq initial listing standards in connection with the consummation of the proposed Business Combination; (vii) the effect of the announcement or pendency of the proposed Business Combination on the Company’s business relationships, operating results, and business generally; (viii) risks that the proposed Business Combination disrupts current plans and operations of the Company; (ix) the outcome of any legal proceedings that may be instituted against the Company, HUDA or EuroEV related to the Business Combination Agreement or the proposed Business Combination; (x) changes in the markets in which the Company competes, including with respect to its competitive landscape, technology evolution, or regulatory changes; (xi) changes in domestic and global general economic conditions; (xii) the risk that the Company may not be able to execute its growth strategies; (xiii) risks related to supply chain disruptions; (xiv) the risk that the Company may not be able to develop and maintain effective internal controls; (xv) costs related to the proposed Business Combination and the failure to realize anticipated benefits of the proposed Business Combination or to realize estimated pro forma results and underlying assumptions, including with respect to estimated stockholder redemptions; (xvi) the ability to recognize the anticipated benefits of the proposed Business Combination and to achieve commercialization and development plans, and identify and realize additional opportunities, which may be affected by, among other things, competition, the ability of the Company to grow and manage growth economically and hire and retain key employees; (xvii) inability to achieve successful results or to obtain licensing of third-party intellectual property rights for future discovery and development of the Company’s projects; (xviii) failure to commercialize products and achieve market acceptance of such products; (xix) the risk that the Company will need to raise additional capital to execute its business plan, which may not be available on acceptable terms or at all; (xx) the risk that EuroEV, post-combination, experiences difficulties in managing its growth and expanding operations; (xxi) the risk of product liability or regulatory lawsuits or proceedings relating to the Company’s business; (xxii) risks associated with intellectual property protection; (xxiii) the risk that the Company is unable to secure or protect its intellectual property; and (xxiv) those factors discussed in HUDA’s and EuroEV’s filings with the SEC and that will be contained in the registration statement relating to the proposed Business Combination to be filed with the SEC by EuroEV (the “Registration Statement”), which will include a proxy statement/prospectus of HUDA in connection with the Business Combination.

The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties that will be described in the “Risk Factors” section of the Registration Statement and the amendments thereto, and other documents to be filed by HUDA and EuroEV from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and while the EuroEV, the Company and HUDA may elect to update these forward-looking statements at some point in the future, they assume no obligation to update or revise these forward-looking statements, whether as a result of new information, future events or otherwise, except as required by applicable law. None of EuroEV, the Company or HUDA gives any assurance that EuroEV, the Company or HUDA will achieve expectations. These forward-looking statements should not be relied upon as representing EuroEV’s, HUDA’s or the Company’s assessments as of any date subsequent to the date of this Current Report. Accordingly, undue reliance should not be placed upon the forward-looking statements.

Additional Information and Where to Find It

In connection with the BCA and the proposed Business Combination, EuroEV intends to file relevant materials with the SEC, including the Registration Statement, which will include a proxy statement/prospectus of HUDA, and will file other documents regarding the proposed Business Combination with the SEC. This communication is not intended to be, and is not, a substitute for the Registration Statement or any other document that HUDA has filed or that EuroEV or HUDA may file with the SEC in connection with the proposed Business Combination. HUDA stockholders, the Company shareholders and other interested persons are advised to read, when available, the Registration Statement and the amendments thereto, and documents incorporated by reference therein filed in connection with the proposed Business Combination, as these materials will contain important information about EuroEV, HUDA, the Company, the BCA and the proposed Business Combination. When available, the definitive proxy statement and other relevant materials for the proposed Business Combination will be mailed to stockholders of HUDA as of a record date to be established for voting on the proposed Business Combination. Before making any voting or investment decision, investors and stockholders of HUDA are urged to carefully read the entire proxy statement, when available, and any other relevant documents filed with the SEC, as well as any amendments or supplements to these documents, because they will contain important information about the proposed Business Combination. HUDA’s investors and stockholders will also be able to obtain copies of the proxy statement/prospectus and other documents filed with the SEC that will be incorporated by reference therein, without charge, once available, at the SEC’s website at www.sec.gov, or by directing a request to: Hudson Acquisition I Corp., 31 Hudson Yards, Office 51, New York, NY10001.

Participants in the Solicitation

EuroEV, HUDA, the Company and their respective directors, executive officers, other members of management and employees may be deemed participants in the solicitation of proxies from HUDA’s stockholders with respect to the proposed Business Combination. Information regarding the officers and directors of HUDA is set forth in HUDA’s annual report on Form 10-K for the fiscal year ended December 31, 2023, which was filed with the SEC on July 23, 2024.  Additional information regarding the interests of such potential participants will also be included in the Registration Statement and other relevant documents filed with the SEC.

No Offer or Solicitation

This Current Report on Form 8-K is not a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed Transaction and will not constitute an offer to sell or the solicitation of an offer to buy any securities, nor will there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

Item 9.01. Financial Statements and Exhibits.

(d)  Exhibits

Exhibit No.	Description
2.1	Amendment to Business Combination Agreement, dated as of March 25, 2025, by and among HUDA, EuroEV, the Company and the Signing Seller.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 26, 2025

HUDSON ACQUISITION I CORP.

By:	/s/ Warren Wang
Name:	Warren Wang
Title:	Chief Executive Officer

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